GranTierra energy inc.

Corporate Presentation

July, 2007

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward-looking statements. These statements are made as of the date of this presentation, which was posted on Gran Tierra's website on July 23, 2007, and the continuation of such posting does not constitute a representation by Gran Tierra that Gran Tierra believes these forward-looking statements continue to be true as of any subsequent date. Although the company believes that the expectations reflected in such forward-looking statements are reasonable as of such date, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in Gran Tierra's periodic reports and registration statements filed with the Securities and Exchange Commission.

Gran Tierra Energy
International E & P Growth Story

- International oil and gas exploration and production company (OTCBB:GTRE)
- Strategy: Acquire underdeveloped assets, create value by drilling
  - Balanced portfolio of production enhancement and exploration drilling opportunities
  - Lower risk, predictable production base and cash flow
  - Higher risk, higher reward, exploration upside
- Focus: Select countries in South America
  - Proven petroleum systems
  - Stable legal environments
  - Attractive fiscal terms
  - Deal flow
- Progress:
  - 19 blocks in 3 countries (Argentina, Colombia and Peru) acquired in 2005-2007
  - 1,140 barrels of oil per day (BOPD) net after royalty production (1H 2007)
  - 3 million barrels of oil (MMBO) proved reserves (at Dec. 31, 2006)
  - 10 well drilling program, plus well workovers, being executed in 2007
- Results:
  - Three oil discoveries from seven wells drilled to date in 2007
  - New field development planning underway for Colombia discoveries
  - On track to exceed reserves and production targets for 10 well drilling program

Management – Global Experience

- Dana Coffield, PhD, President & CEO
  - Previously EnCana International and ARCO International
- Martin Eden, CFO
  - Previously Artumas Group, Nexen, Ernst & Young
- Max Wei, VP Operations
  - Previously EnCana International, Occidental
- Rafael Orunesu, President, GTE Argentina
  - Previously Pluspetrol and YPF
- Eddie Dyes, President, GTE Colombia
  - Previously Argosy Energy International

Global experience and proven track record



shaded regions - countries where management has previously worked

Board of Directors – Proven Track Record

- Jeffrey Scott, Chairman
  - President, Postell Energy
  - Director, Saxon Energy Services
- Walter Dawson
  - Founder and Director, Saxon Energy Services
  - Founder, Enserco Energy Services
  - Founder, CEO & Director, Computalog Gearhart
- Verne Johnson
  - Director, Harvest Energy Trust
  - Director, Fort Chicago Energy Partners LP
- Nadine Smith
  - Director, UTI Patterson
  - Director, American Retirement
- James Hart
  - Former CFO, Gran Tierra Energy
  - Previously EnCana, Gulfstream, Nexen
- Dana Coffield



Current Operations


Calgary
corporate office
New York
OTCBB – GTRE.OB
Colombia
exploration & production
Peru
exploration
Argentina
exploration & production

- Calgary
  - 9 office staff
- Colombia
  - Working interests in 9 E&P Contracts, 3 producing
  - All operated by Gran Tierra
  - 522 BOPD (1H 2007) plus exploration
  - 1,191,498 gross acres (956,608 net)
  - 21 office staff, 95 field personnel
- Argentina
  - Working interests in 8 E&P Contracts, 4 producing
  - All operated by Gran Tierra except one
  - 618 BOPD (1H 2007) plus exploration
  - 1,906,418 gross acres (1,485,155 net)
  - 16 office staff, 13 field personnel
- Peru
  - 2 E&P Contracts, both operated by Gran Tierra
  - 3,436,040 gross/net acres, frontier exploration

Colombia – Land Position Putumayo and Magdalena Basins



Rio Mag.
Talora
Bogota
Magdalena Basin
Juanambu-1 May 2007
Putumayo Basin
Costayaco-1 July 2007
Santana & Guayuyaco
Chaza
A-TEA
Azar
Mecaya
B-TEA

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields. Refinery GTRE 2007 Drilling Discovery

- Gran Tierra operator of all properties
  - Putumayo Basin (working interest %)
    - 35% Santana; light oil production
    - 35% Guayuyaco; light oil production
    - 80% Azar; exploration
    - 50% Chaza; exploration
    - 15% Mecaya; exploration
    - 100% Putumayo A, technical evaluation
    - 100% Putumayo B, technical evaluation
  - Magdalena Basin (working interest %)
    - 100% Rio Magdalena; exploration
    - 20% Talora; exploration
- 1,191,498 gross acres (956,608 net)
- Reserve and production base in country with significant growth opportunity
  - 522 BOPD net after royalty (1H 2007)
  - 1.1 MMBO proved, 0.3 MMBO probable, 0.1 MMBO possible reserves (Dec. 2006)
- 23 prospects and leads identified

Colombia – 2007 Exploration Discoveries Juanambu-1 and Costayaco-1






Chaza Block
Costayaco-1
Juanambu-1
Guayuyaco & Santana Blocks
Mary
Azar Block
Putumayo Basin
Putumayo A Block
Mecaya Block
Sales pipeline
20 km

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green shapes are producing oil fields. Refinery GTRE 2007 Drilling Discovery

- Juanambu-1, Guayuyaco Block
  - Total Depth: 9,154 feet
  - Tested 589 BOPD of 32° API oil from 73 feet of perforations in three sandstone reservoir packages by natural flow
  - Tested 189 BOPD of 21-27° API oil from 19 feet of perforations in 2 sandstone reservoir packages by swabbing and jet pump
- Costayaco-1, Chaza Block
  - Total Depth: 8,570 feet
  - Tested 4,867 BOPD of 30-31° API oil and 619 BOPD of 23° API oil from 145 feet of perforations in three sandstone reservoir packages by natural flow
  - Tested 420 BOPD of 29° API from 10 feet of perforations in one sandstone reservoir package by jet pump
  - Two development wells scheduled for drilling, beginning in October, 2007
- Optimum completions and flow rates for production are under evaluation
- Initial production will be transported by truck to existing infrastructure while reserves and new facilities requirements are evaluated and built
- Reserve additions are currently under review by independent reserve engineers

Colombia – New Acreage Technical Evaluation Agreements (TEAs)



Santana &
Guayuyaco
Juanambu discovery
Costayaco discovery
Chaza
Azar
Putumayo Basin
Putumayo A TEA
Sales and export pipeline
Mecaya
Colombia
Ecuador
Putumayo B TEA
20 km
Gran Tierra Operated Acreage
Other Operators

Putumayo A

- 1,409 km^2, 570,000 acres
- Seismic reprocessing (400 km 2D) & geologic studies
- 12 months

Putumayo B

- 440 km^2, 109,000 acres
- Seismic reprocessing (100 km 2D) & geologic studies
- 11 months

Triples Gran Tierra gross operated acreage in the Putumayo Basin to 938,492 acres

Argentina - Land Position
Noroeste Basin



Ipaguazu
Nacatimbay
Santa Victoria
Bolivia
Paraguay
Tartagal Oeste
(Palmar Largo)
Argentina
Balbuena Este
(Palmar Largo)
Palmar Largo
Valle Morado
Chivil
Surubi
El Vinalar
Puesto Climaco-2D
Deeper Pool Test
January, 2007
30 km
Google

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields, red dots are producing gas/condensate fields.
Refinery GTRE 2007 Drilling Discovery

- Gran Tierra lands (working interest %)
  - 14% Palmar Largo (Pluspetrol Operator, YPF, CGC); light oil production
  - 50% Vinalar (GTRE Operator, Golden Oil); light oil production
  - 100% Chivil (GTRE Operator); light oil production
  - 100% Ñacatimbay (GTRE Operator); shut-in gas production
  - 100% Ipaguazu (GTRE Operator); shut-in oil
  - 93.18% Valle Morado (GTRE Operator); shut-in gas/condensate
  - 100% Santa Victoria (GTRE Operator); exploration
  - 100% Surubi (GTRE Operator); exploration
- 1,906,418 gross acres (1,485,155 net)
- Reserve and production base in basin with significant growth opportunity
  - 618 BOPD net after royalty (1H 2007)
  - 1.9 MMBO proved, 0.9 MMBO probable, 2.7 MMBO possible reserves (Dec. 2006)
- 38 prospects and leads identified

Argentina - 2007 Deeper Pool Test
Puesto Climaco-2D



1km
A
PCL-2D
A'
A
A'
Undrained interval
Shut-in Production Interval
3,720 m

Puesto Climaco-2D, Vinalar Block

- Completed January, 2007
- Deeper pool test beneath existing Puesto Climaco oil field
- Low risk, predictable results
- Reached target by drilling out from existing well bore
- Tested up to 2,825 BOPD (gross before royalty)
- Added reserves of 0.5 MMBO (gross)*
- Currently producing 210 BOPD (net)
- Production and sales initiated immediately via existing infrastructure
- Base production maintenance

*Gran Tierra internal estimate

Peru – Land Position
Marañon Basin


Barrett
Colombia
Ecuador
Petrobras
Block 122
Iquitos
Pluspetrol
Burlington
(ConocoPhillips)
Block 128
Brazil
100 km

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields. Refinery

- Block 122
  - 100% Gran Tierra; oil exploration
  - 1,217,651 acres
- Block 128
  - 100% Gran Tierra; oil exploration
  - 2,218,389 acres
- Commitments (per block)
  - 4 exploration periods over 7 years
  - $5 million includes studies, seismic acquisition and drilling one well/block
  - Contract term of 30 years
- Frontier exploration on flank of 'foreland basin' with prolific petroleum system
- Significant players with production (Pluspetrol), new field developments (Barrett), and exploration nearby (ConocoPhillips and Petrobras)

Marañon Basin
Proven basin, new concept


Ecuador
Colombia
Foreland Bulge
122
128
Brazil
Oil
Source
Kitchen
>1BBO recoverable
discovered to date

Bouguer Gravity map used with permission of Perúpetro

oil migration pathways

- Gran Tierra testing new concept in Marañon Basin
- Acreage on regional high, termed 'peripheral bulge' or 'foreland bulge'
- High acts as regional focal point for petroleum migration
- Marañon Basin contains a proven prolific petroleum system
- Analogous geologic setting Prudhoe Bay on the North Slope of Alaska or Oil Sands in the Western Canadian Basin
- On trend with Orinoco Heavy Oil Belt

Financial Snapshot

- Basic shares - 94.5 million
  - Directors and officers: 17%
  - Institutional: Approximately 40%
- Fully diluted shares – 134.0 million
  - 34.4 million warrants
  - 3.4 million stock options
- Public Financings
  - $12 million @ $0.80/share (2005); acquisition financing
  - $75 million @ $1.50/share (2006); acquisition financing
  - All shares may be freely sold
- Cash on hand - $9.8 million at end of 2Q2007
- $50 million credit facility with Standard Bank
  - Initial borrowing base: $7 million
  - Amount drawn: $nil
  - Available to support future drilling, infrastructure or acquisition activities

Growth - Land



2005
2006
1H07
Blocks



Gross Acres
Argentina
Colombia
Peru

Current Acreage

- 19 blocks in 3 countries
  - Argentina, Colombia and Peru
- 18 operated by Gran Tierra
- 6.5 MM gross acres
  - 5.8 MM net acres

Changes in Q2 2007

- Relinquished Primavera Block
  - Stranded legacy asset
  - Minority interest (15%)
  - 2 dry holes (costs carried)
- Awarded 2 Blocks in Colombia
  - Technical Evaluation Areas
  - Dominating land position in Putumayo basin
  - Leverages operating capability and experience

Growth - Reserves


Net Reserves
7.1 MMBO**
Possible
Probable
Proved
0.7 MMBO*
Million Barrels Oil Equivalent
8
7
6
5
4
3
2
1
0
2005
2006
Year
Proven
Probable
Possible

Net Reserves**
(Dec. 31, 2006)

- 3.0 MMBO Proved
- 1.2 MMBO Probable
- 2.9 MMBO Possible

2007 reserve additions are currently under evaluation by independent reserve engineers

From external reserve auditors:
*Dec. 31, 2005 – Gaffney, Cline & Associates
**Dec. 31, 2006 – Gaffney, Cline & Associates

Growth - Production



Production (net after royalty)
2005
2006
1H07
1400
1200
1000
800
600
400
200
0
BOPD
Argentina (drilling)
Colombia (acquisitions)
Argentina (acquisitions)
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Production is currently approximately 1,400 BOPD net after royalty with the recent onset of initial production from Costayaco and Juanambu discoveries

2007 Drilling Program

- Original 2007 work program: 10 exploration wells plus workovers
- 2.9 mmbbl net risked resource potential, 1,587 b/d net risked production add (fully developed)
- Finding cost $4.67/bbl risked

Timing	Block	Well	Country	WI	Net Cost $MM	Status
1Q07	Vinalar	Puesto Climaco-2	Argentina	50%	3.1	**Discovery**
1Q07	Talora	Laura-1	Colombia	20%	0	Dry hole
1Q07	Rio Magdalena	Caneyes-1	Colombia	70%	1.6	Dry hole
1Q07	Primavera	Soyona-1	Colombia	15%	0	Dry hole
1Q07	Primavera	Cachapa-1	Colombia	15%	0	Dry hole
1Q07	Guayuyaco	Juanambu-1	Colombia	35%	3.8	**Discovery**
2Q07	Chaza	Costayaco-1	Colombia	50%	3.6	**Discovery**
4Q07	Talora	Piedra-1	Colombia	20%	-	Under review
4Q07	Surubi	Proa-1	Argentina	40%	-	Under review
4Q07	Guayuyaco	Floresta-1	Colombia	35%	-	Under review

Original:

Gross unrisked program potential	22.6 MMBO
Net unrisked program potential	8.9 MMBO
Net risked program potential	**2.9 MMBO**
Capex Budget – 2007	**$13.5 MM**
Finding cost	**$4.67/BO**
Risked production add (fully developed)	**1,587 BOPD**

2H 2007 drilling program under revision; two additional development wells at Costayaco being planned

Growth – Future potential


Oil Prospective Resource Potential
79 MMBO
16 MMBO


Gas Prospective Resource Potential
336 BCF
96 BCF

Prospective Resource Potential*

- 61 prospects and leads
- 16 MMBO risked (79 MMBO unrisked)
- 96 BCFG risked (336 BCFG unrisked)
- Excludes 2007 drilling program
- Charts exclude Peru; two leads in Peru have 500 MMBO unrisked resource potential, or 25 MMBO risked resource potential

*Internal estimates, Gran Tierra Energy

Gran Tierra Energy

- Our Base Today
  - Established South American platform (Colombia, Argentina, Peru)
  - 19 blocks, 6.5 MM gross acres
  - Approximately 1,140 BOPD net after royalty production (1H 2007)
  - Approximately 3.0 MMBO net after royalty proved reserves (at Dec. 31, 2007)
- Value Creation
  - Ten wells budgeted for 2007; 2H07 program under revision to include development drilling
  - Seven wells drilled to date, resulting in 3 oil discoveries
  - On track to exceed budgeted 2.9 MMBO net risked resource additions and 1,587 BOPD net risked production additions (fully developed) for the program
- Next Steps
  - Redirect focus from exploration to developing newly discovered reserves and infrastructure requirements to bring new production to market
  - Continue high-grading existing base properties
  - Continue adding prospective properties to existing base
  - Continue screening potential new basin entries



Building a substantial international E&P Company

Back-up

Colombian Operating Netbacks Per BO Risk Sharing Contract (Santana)

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$12.30	$13.25	$13.25
Royalty (20%)	$ 9.54	$11.35	$13.35
Operating costs (2)	$ 8.44	$ 8.44	$ 8.44
Operating netback before tax	$29.72	$36.96	$44.96

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance
(2) Excludes overhead

Colombian Operating Netbacks Per Bbl Association Contract (Guayuyaco)

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$12.30	$13.25	$13.25
Royalty (8%)	$ 3.82	$ 4.54	$ 5.34
Operating costs (2)	$ 9.01	$ 9.01	$ 9.01
Operating netback before tax < 5 million BO gross production	$34.87	$43.20	$52.40

- Ecopetrol will receive additional profit share when cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)
- Cumulative production to end of Q1 2007 = 0.82 million barrels

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead and workovers. Workovers ~ $7.00/BO

Colombian Operating Netbacks Per BO Association Contract (Juanambu)

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$12.30	$13.25	$13.25
Royalty (8%)	$ 3.82	$ 4.54	$ 5.34
Operating costs (2)	$ 7.50	$ 7.50	$ 7.50
Operating netback before tax < 5 million BO gross production	$36.38	$44.71	$53.91

- Ecopetrol will receive additional profit share when cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)
- Cumulative production to end of Q1 2007 = 0.82 million barrels

Colombian income tax rates: 34% in 2007; 33% thereafter

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead

Colombian Operating Netbacks Per BO ANH Contract (Chaza)

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$ 8.44	$ 8.44	$ 8.44
Primary royalty (8%) (2)	$ 4.12	$ 4.92	$ 5.72
Economic Rights	$ 0.10	$ 0.10	$ 0.10
Operating costs (3)	$ 8.50	$ 8.50	$ 8.50
Operating netback before tax	$38.84	$48.04	$57.24

< 5 million BO gross production

- Primary royalty

Daily production	Royalty %
<5,000 bopd	8%
5,000-125,000	8%-20%
125,000-400,000	20%
400,000-600,000	20%-25%
>600,000 bopd	25%

(1) Colombian income tax rates: 34% in 2007; 33% thereafter

(2) Price offset for API, transportation, marketing, insurance

(3) Additional royalties of approximately 18% will be payable when cumulative gross production exceeds 5 million barrels

(4) Excludes overhead

Argentina Operating Netbacks Per BO Palmar Largo

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$22.00	$29.35	$36.70
Provincial Sales Tax (1.5%)	$ 0.57	$ 0.61	$ 0.65
Royalty (12%)	$ 4.56	$ 4.88	$ 5.20
Operating costs (2)	$11.51	$11.51	$11.51
Operating netback before tax	$21.36	$23.65	$25.94

Argentina income tax rates: 35%

(1) Discount formula for WTI price range of $55-$80. For each $1.00 increase in WTI the received price increases by $0.27. Additional formulas for various price tranches below $55 WTI. Internal prices are linked to the export-duty rates

(2) Excludes overhead and workovers. Workovers ~$4.00/BO

Argentina Operating Netbacks Per BO Chivil

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$22.00	$29.35	$36.70
Provincial Sales Tax (1.5%)	$ 0.57	$ 0.61	$ 0.65
Royalty (12%)	$ 4.56	$ 4.88	$ 5.20
Operating costs (2)	$13.67	$13.67	$13.67
Operating netback before tax	$19.20	$21.49	$23.78

Argentina income tax rates: 35%

(1) Discount formula for WTI price range of $55-$80. For each $1.00 increase in WTI the received price increases by $0.27. Additional formulas for various price tranches below $55 WTI. Internal prices are linked to the export-duty rates

(2) Excludes overhead and workovers. Workovers ~ $20.00/BO

Argentina Operating Netbacks Per BO Vinalar

WTI	$60.00	$70.00	$80.00
WTI Discount (1)	$21.89	$29.24	$36.59
Provincial Sales Tax (1.8%)	$ 0.69	$ 0.73	$ 0.78
Royalty (12%)	$ 4.57	$ 4.89	$ 5.21
Operating costs (2)	$ 5.55	$ 5.55	$ 5.55
Operating netback before tax	$27.30	$29.59	$31.87

Argentina income tax rates: 35%

(1) Discount formula for WTI price range of $55-$80. For each $1.00 increase in WTI the received price increases by $0.27. Additional formulas for various price tranches below $55 WTI. Internal prices are linked to the export-duty rates

(2) Excludes overhead and workovers. Workovers ~ 3.40/BO